American United Life
                            Pooled Equity Fund B

                             board of managers
james w. murphy, Chairman
                                                     Senior Vice President,
                                                     Corporate Finance, AUL
ronald D. anderson      Professor,
                                                        School of Business,
                                  Indiana University, Indianapolis, Indiana
jerry D. semler, Vice Chairman
                                                   Chairman, President, and
                                               Chief Executive Officer, AUL
james P. shanahan
                                                     Senior Vice President,
                                                      Pension Division, AUL
H. Raymond Swenson      Professor,
                                                       College of Business,
                                   Butler University, Indianapolis, Indiana
richard A. wacker         Secretary to the Board, Associate General
Counsel, AUL

                                 custodian
National City BankIndianapolis, Indiana

                               legal counsel
Ice Miller Donadio
& Ryan       Indianapolis, Indiana

                             investment Manager
American United Life
Insurance Company Indianapolis, Indiana
                                                             G. David Sapp,
                                         Senior Vice President, Investments

This Report and the financial statements contained herein are submitted for the general information of the participants in the Fund. The report is not authorized for distribution to prospective investors in the Fund as sales literature unless preceded or accompanied by an effective Prospectus which contains further information concerning the sales charge and other pertinent information.

American
United
Life
Pooled
Equity
Fund B

Annual Report
as of
December 31, 1995
A Message
From
The Chairman of the Board
of Managers

To All Participants in Fund B
Last year was a spectacular year for the equity market. Domestic stocks were driven by modest economic growth, low inflation, declining interest rates and profit expansion. Meanwhile, baby boomers helped contribute to the market surge by investing in retirement products. Near the end of 1995, the stock market cheered as the Federal Reserve lowered short-term interest rates, thereby providing an extra boost to the economy during 1996.

Although 1995 was an impressive year for stocks, the stock market became highly rotational as investors shifted rapidly from one sector to another during the year. This meant that if an investor did not keep rotating from sector to sector with perfect timing, his or her performance would have lagged the overall market.

Now in the fifth year of an economic expansion, economists are projecting this trend will continue into 1996. The Federal Reserve has been successful at keeping inflationary pressures in check during this prolonged expansion. Interest rates could decline during
1996, but the move will be much smaller than in 1995. Corporate profits should continue to expand, but the rate of earnings growth is expected to decline.

After experiencing such a phenomenal year in 1995, equity investors have become complacent with above average returns. However, it is not likely that 1996 will be a repeat of 1995's banner year. Equity Fund B continues to search out fundamentally strong companies which are undervalued yet still provide growth potential over the long run.

Investment performance for Equity Fund B for calendar year 1995 was 21.1%. We suggest your careful review of the Portfolio Manager comments found in the following pages comparing this return to other indices.

The performance number for Equity Fund B is net of investment advisory fees but does not reflect mortality and expense risks charges and other charges that may be incurred when investing in a variable annuity contract.

James W. Murphy
Chairman of the Board of Managers

Indianapolis, Indiana
January 19, 1996

(This page is intentionally blank.)

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Equity Fund B

Equity Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach,
Equity Fund B concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Other important considerations include management ability, free cash flow, insider ownership and dominance within its industry.

The stock market exhibited an impressive upward advance during 1995 with major stock indices establishing new all-time highs repeatedly as the year progressed. It appeared that
"all news was good news" to the equity market and nothing was able to dampen the enthusiasm. However, the phenomenal returns of the S&P 500 (a commonly used stock benchmark) masked the underlying volatility of the marketplace.

During the first quarter of 1995, large growth companies easily outperformed the rest of the market. This trend eased during the second quarter as investors rotated into smaller companies and technology names. As investors shifted into financial stocks in July, the technology sector began to falter. Beginning in September, investors shifted their focus again by moving out of small capitalization stocks, causing this area to vastly underperform the rest of the market.

Overall, 1995 was an impressive year for stocks with the S&P 500 advancing 37.5%. No single investment theme prevailed throughout the year due to rapid sector rotation.
However, big growth companies with high price/earnings ratios tended to outperform smaller value companies trading at lower price/earnings ratios.

Equity Fund B utilizes a value approach which was out of favor in 1995. Even though absolute performance of 21.1% was attractive versus historic market averages, relative returns lagged in 1995.

Equity Fund B benefitted from its concentration in technology and pharmaceutical companies. However, exposure to the technology sector was reduced during the second half of 1995 as many of these stocks became expensive compared to the rest of the market. The consumer cyclical sector was the worst performing sector during 1995. As this area appeared the most undervalued versus the rest of the market, additional investments were made in this area throughout the year.

After experiencing such phenomenal returns during 1995, one has to wonder what lies ahead for the stock market during 1996. Investors are concerned about the longevity of the current economic expansion and the likelihood of another dramatic decline in interest rates.
Corporations have been extremely active in cutting costs and improving productivity.
However, corporations may be at the peak of the profit cycle. Considering these factors, it is unlikely that 1996 market performance will be a repeat of 1995.

Pooled Equity Fund B

The graph for Pooled Equity Fund B shows the portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. The graph reflects ten years worth of data, and depicts how a
$10,000 investment made on December 31, 1985 would have performed through December 31, 1995. The vertical axis of the graph is labeled with the cumulative dollar amount (in thousands), and the horizontal axis of the graph is labeled with calendar quarter-end time periods. The cumulative dollar value of the original $10,000 investment is plotted for each quarter-end date, and the graph is drawn through these points. The cumulative value of a $10,000 investment made on December 31, 1985 would be
$35,948, indicating a 13.7% return for Fund B.

Performance numbers are net of all portfolio operating expenses, but do not include mortality and expense charges of 0.9%. If performance information included the effect of these additional charges, it would be lower.

Fund B is compared against the performance of the S&P 500, an unmanaged index of common stocks. Figures for this index include reinvestment of income and capital gains, and are calculated similarly to
Fund B, with a hypothetical $10,000 investment made on December
31,
1985 taken out to December 31,1995. The cumulative value of this hypothetical investment Pooled Equity Fund B

The graph for Pooled Equity Fund B shows the portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. The graph reflects ten years worth of data, and depicts how a
$10,000 investment made on December 31, 1985 would have performed through December 31, 1995. The vertical axis of the graph is labeled with the cumulative dollar amount (in thousands), and the horizontal axis of the graph is labeled with calendar quarter-end time periods. The cumulative dollar value of the original $10,000 investment is plotted for each quarter-end date, and the graph is drawn through these points. The cumulative value of a $10,000 investment made on December 31, 1985 would be
$35,948, indicating a 13.7% return for Fund B.

Performance numbers are net of all portfolio operating expenses, but do not include mortality and expense charges of 0.9%. If performance information included the effect of these additional charges, it would be lower.

Fund B is compared against the performance of the S&P 500, an unmanaged index of common stocks. Figures for this index include reinvestment of income and capital gains, and are calculated similarly to
Fund B, with a hypothetical $10,000 investment made on December
31,
1985 taken out to December 31,1995. The cumulative value of this hypothetical investment made on this date would be $39,870.

The charts above show Equity Fund B's Portfolio's total returns, which include changes in unit price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividend and capital gains.
S&P 500 is a registered trademark of Standard & Poor's
Corporation.
Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results.
Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.

Report of Independent Accountants



Board of Managers and Contract Owners
American United Life Pooled Equity Fund B
Indianapolis, Indiana


We have audited the accompanying statement of net assets of American United Life Pooled
Equity
Fund B, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the supplementary per unit data and ratios for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1995, confirmation by correspondence with brokers as to securities purchased but not received at that date, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary per unit data and ratios referred to above present fairly, in all material respects, the financial position of American United
Life Pooled Equity
Fund B as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
Indianapolis, Indiana
January 27, 1996
(This page is intentionally blank.)
American United Life Pooled Equity Fund B statement of net assets
December 31, 1995

Assets:
Investments at market value (cost: $10,602,679)
Common stock                                    $     11,302,514
Money market mutual funds                             602,586
Short-term notes                                      594,550

                                                      12,499,650

Cash                                                  26,344
Dividends and interest receivable                     14,712

Total assets                                         12,540,706

Liabilities                                             14,423


Net Assets:                                       $     12,526,283



Units outstanding                                       1,264,043



Net Asset Value per unit                          $     9.91

The accompanying notes are an integral part of the financial statements.
                 American United Life Pooled Equity Fund B
                          statement of operations
                    for the year ended December 31, 1995
                           Net Investment Income:
Income
Dividends                                       $     234,559
Interest                                              82,010

                                                      316,569


Expense
Investment management services                        36,619
Mortality and expense risks charges                   109,858

                                                      146,477


Net investment income                                170,092


Gain on Investments:
Net realized gain                                      868,191
Net unrealized gain                                    1,181,274

Net gain                                             2,049,465


Increase in Net Assets from Operations            $     2,219,557

The accompanying notes are an integral part of the financial statements.

               American United Life Pooled Equity Fund B
                   statement of changes IN net assets
               for the years ended December 31, 1995 and 1994
                                               1995       1994


Operations:
Net investment income                    $     170,092 $   141,796
Net realized gain                              868,191     1,449,484
Net unrealized gain (loss)                     1,181,274        (1,333,232)

Increase                                     2,219,557        258,048


Contract Owner Transactions:
Proceeds from units sold                       399,714     724,027
Payments for units withdrawn                   (1,775,378)
(1,562,315)
Payments for units redeemed                    (23,881)         (10,179)

Decrease                                     (1,399,545)      (848,467)


Net increase (decrease)                         820,012     (590,419)
Net Assets at beginning year                    11,706,271 12,296,691

Net Assets at end of year                 $     12,526,283  $11,706,272



Units sold                                      43,713      88,492
Units withdrawn                                 (194,201) (188,809)
Units redeemed                                  (2,212)     (1,198)


Net decrease                               (152,700)        (101,515)
Units outstanding at beginning of year     1,416,743       1,518,258

Units outstanding at end of year          1,264,043        1,416,743




The accompanying notes are an integral part of the financial statements.
                 American United Life Pooled Equity Fund B
                          schedule of investments
                             December 31, 1995

                  Market
                   Description                 Shares   Value


Common Stock (90.4%)
Banks & Financial (7.7%)
American Express Company                       7,000  $   289,625
Banc One Corporation                           9,200      346,150
Ohio Casualty Corporation                      6,000      232,500
Salomon, Inc.                                  2,800      99,050

                                                      967,325

Broadcasting & Publishing (10.7%)
Chris-Craft Industries, Inc.*                  6,769      292,760
Deluxe Corporation                             8,200      237,800
Gibson Greetings, Inc.                         15,400     246,400
Harland (John H.) Company                      7,700      160,737
Meredith Corporation                           4,900      205,188
Moore Corporation, Ltd.                        10,300     191,837

                                                      1,334,722

Chemicals (1.6%)
Carlisle Companies, Inc.                       1,700      68,637
Quaker Chemical Corporation                    9,900      133,650

                                                      202,287

Electrical Equipment & Electronics (5.5%)
Baldor Electric Company                        11,130     223,991
Dynatech Corporation*                          18,600     316,200
General Electric Company                       2,100      151,200

                                                      691,391

Entertainment & Leisure (4.7%)
CPI Corporation                                18,200     291,200
Huffy Corporation                              5,800      58,725
Fleetwood Enterprises, Inc.                    9,000      231,750

                                                      581,675

Furniture & Apparel (12.4%)
Blair Corporation                              2,800      88,550
Kellwood Corporation                           9,700      197,638
La Z Boy Chair Company                         7,500      231,562
Liz Claiborne, Inc.                            14,500     398,750
Oshkosh B'Gosh, Inc. Class A                   11,800     206,500
Hillenbrand Industries, Inc.                   8,400      284,550
Reebok International                           5,000      141,250

                                                      1,548,800

 *does not pay cash dividends

The accompanying notes are an integral part of the financial statements.
                 American United Life Pooled Equity Fund B
                    schedule of investments (continued)
                             December 31, 1995
                   Market
                   Description                 Shares   Value


Common Stock (90.4%), continued
Health Care (5.8%)
Acuson Corporation                             9,900  $   122,513
Community Psychiatric Centers, Inc.            3,300      40,425
Lilly (Eli) and Company                        3,186      179,212
Guidant Corp.                                  2,816      118,976
Merck & Company, Inc.                          4,000      262,500

                                                      723,626

Information Processing & Telecommunications (9.8%)
Apple Computer, Inc.                           7,500      239,063
Cray Research, Inc.*                           3,000      73,875
Hunt Manufacturing Company                     3,300      57,338
International Business Machines Corporation     2,500     228,437
Software Publishing Corporation*               13,400     44,387
Sun Microsystems, Inc.*                        10,400     474,500
Telxon Corporation                             5,100      115,388

                                                      1,232,988

Machinery (2.6%)
Lawson Products, Inc.                          8,000      196,000
Precision Castparts Corporation                3,500      139,125

                                                      335,125

Merchandising (5.8%)
Longs Drug Stores Corporation                  7,000      335,125
Mac Frugal's Bargains Close-outs, Inc.         13,800     193,200
Mercantile Stores Co.                          4,200      194,250

                                                      722,575

Metals & Mining (2.5%)
Aluminum Company of America                    3,000      158,625
Oregon Steel Mills, Inc.                       11,200     155,400

                                                      314,025

Oil & Oil Services (3.6%)
Royal Dutch Petroleum Company                  1,300      183,463
Valero Energy Corporation                      10,700     262,150

                                                      445,613

                        *does not pay cash dividends

The accompanying notes are an integral part of the financial statements.
                 American United Life Pooled Equity Fund B
                    schedule of investments (continued)
                             December 31, 1995
                   Market
                   Description                 Shares   Value


Common Stock (90.4%), continued
Paper Products & Containers (2.1%)
Sealright, Inc.                                14,000     155,750
Zero Corporation                               5,800      102,950

                                                      258,700

Transportation (3.3%)
Alexander & Baldwin, Inc.                      10,500     241,500
Norfolk Southern Corporation                   2,100      166,687

                                                      408,187

Miscellaneous (12.3%)
Boeing Company                                 3,100      242,963
Cross (A.T.) Company Class A                   8,000      121,000
Groundwater Technology, Inc.*                  16,000     224,000
Michael Foods, Inc.                            16,800     195,300
Seagram Company, Ltd.                          2,200      76,175
Ford Motor Co.                                 8,500      245,437
Kelly Services                                 8,800      244,200
Stanhome, Inc.                                 6,400      186,400

                                                      1,535,475

Total common stock (cost: $9,405,543)                11,302,514



Money Market Mutual Funds (4.8%)
Dreyfus Cash Management                        280,921     280,921
Merrill Lynch Institutional Fund               321,665     321,665

Total money market mutual funds (cost: $602,586)
602,586


                             Interest        Maturity        Principal
                               Rate     Date          Amount


Short-term Notes (4.8%)
Associates Corporation of North America    5.45%        2/26/96
    600,000            594,550

(cost: $594,550)


Total Investments (cost: $10,602,679)
$   12,499,650

 *does not pay cash dividends

The accompanying notes are an integral part of the financial statements.
                        notes to financial statements

1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment
Company Act of 1940 as an open-end, diversified management investment company. Fund
B was established and is managed by American United Life
Insurance Company  (AUL)
for the purpose of issuing group and individual variable annuities.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis.

Dividends are included in income as of the ex-dividend date.
Interest income is accrued
daily.

No provision for federal income taxes is considered necessary because generally no tax is applicable to increases in net assets representing reserves for qualified pension plans.
Operations of Fund B form a part of and are taxed with those of AUL, which is taxed as a life insurance company under the Internal Revenue Code.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ
from those estimates.

2. Investments
Net realized and unrealized gain on investments is summarized below.

                            Common   Short-Term
                              Stock    Notes

Net Realized Gain:
Proceeds from securities sold $  3,236,486  $     999,074
Cost of securities sold      2,368,307       999,062

                        $      868,179  $         12


Net change in Unrealized Gain (Loss):
Market value at end of period $ 11,302,514
Less: investments purchased    (2,149,743)
Add: investments sold at cost    2,368,307
Less: market value at beginning of year (10,339,804)

                        $    1,181,274



notes to financial statements (continued)
3. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense risks charges. The expense incurred during the years ended December 31, 1995 and 1994 was $146,477 and $146,648, respectively.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with
Fund B. The amount AUL retained during the years ended
December 31, 1995 and 1994
was $17,995 and $30,045, respectively.

4. Net Assets

Proceeds from units sold less payments  $(4,054,737)
for units withdrawn and redeemed
Net investment income        3,821,106
Net realized gains          10,862,943
Unrealized gain              1,896,971

   $    12,526,283


The unrealized gain of $1,896,971 consists of common stock appreciation and depreciation of $2,671,503 and $774,532, respectively.

supplementary information

The per unit amounts are based on average units outstanding during the year.


                               Year Ended December 31

                        1995   1994     1993  1992    1991


Investment income   $        0.24 $         0.19 $         0.16  $    0.18
       $   0.20
Expenses            0.11           0.10           0.09       0.08
  0.07

Net investment income          .13          0.09           0.07       0.10
         0.13

Net gain            1.52           0.07           1.24       0.48
 1.10



Net increase         1.65           0.16           1.31       0.58
   1.23
Value per unit:
Beginning of year      8.26           8.10           6.79      6.21
     4.98

End of year  $      9.91 $         8.26 $         8.10 $    6.79
  $  6.21


Ratio to Average Net
Assets:
Expenses                    1.20%          1.20%          1.19%      121%
          1.20%
Net investment income        1.39%          1.16%             1.01%
1.64%               2.16%

Total Return                21.1%          2.94%          20.4%       10.3%
            25.7%

Portfolio Turnover Rate        20%           23%            25%       12%
          37%

Units outstanding           1,264          1,417          1,518       1,635
         1,698
(in 000's)

(This page is intentionally blank.)
                                    zxc

American United Life Insurance Company
   Pooled Equity Fund B
      P.O. Box 1995
         Indianapolis, IN 46206-9101
   first
                                        class
                                        mail

                                 VA-9964U